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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         I, Lamar Norsworthy, Chairman of the Board and Chief Executive Officer of Holly Corporation (the "Company") hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 (the "Act"), that based on my knowledge:

         1. The Company's Quarterly Report on Form 10-Q/A for the quarter ended January 31, 2003 (the "Report") to which this statement is attached fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 8, 2003                /s/ LAMAR NORSWORTHY
                                       -----------------------------------------
                                       Lamar Norsworthy
                                       Chairman of the Board and Chief Executive
                                       Officer

         The foregoing Certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise.